IGAM GROUP FUNDS
                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 26, 2000



                            Global Biotech Index Fund
                    Global Wireless Communications Index Fund
                               Internet Index Fund

         On Tuesday, January 30, 2001, the Board of Trustees of IGAM Group Funds (the "Trust") unanimously consented to liquidate and dissolve the Trust and all of its series, including the Internet Index Fund (the "Fund"). Likewise, the establishment of the Global Biotech Index Fund and Global Wireless Communications Index Fund has been rescinded.

         As a result of the decision to pursue liquidation and dissolution of the Fund, effective Wednesday, January 31, 2001, investors are no longer permitted to purchase shares of the Fund, however, redemption requests will be honored as received. If we have not received your redemption request by February 15, 2001, your shares will be redeemed in cash on February 15, 2001 and a check will be mailed to you.

         NOTE TO IRA SHAREHOLDERS: If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify Firstar Mutual Fund Services, LLC (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law. Please call 1-800-234-0849 for more information.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS. THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 30, 2001.